                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]     Preliminary proxy statement
[ ]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material under Rule 14a-12
[ ]     Confidential, for use of the Commission only (as permitted by Rule
        14a-6(e)(2)

                          Southborrough Ventures, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee  (Check the appropriate box):
[X]     No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     ---------------------------------------------------------------------------

     (5)  Total  fee  paid:

     ---------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

     ---------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

     ---------------------------------------------------------------------------

     (3)  Filing party:

     ---------------------------------------------------------------------------

     (4)  Date  filed:

     ---------------------------------------------------------------------------

                          SOUTHBORROUGH VENTURES, INC.
                 1250  Saturna  Drive,  Parkville,  BC  V9P  2T5


                  NOTICE  OF  CONSENT  REQUSTED  FROM  SHAREHOLDERS
                            WITHOUT A SPECIAL MEETING


To  the  Shareholders  of  Southborrough  Ventures,  Inc.

     NOTICE IS HEREBY GIVEN that the Board of Directors of Southborrough Ventures, Inc. ("Company") are soliciting the written consent and approval from the shareholders of the Company to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

     1. An Amendment to Article 3 of the Company's Articles of Incorporation, as amended, to authorize a class of 50 million shares, $.001 par value, of preferred stock whose rights, preferences and limitations shall be established by a resolution of the Board of Directors of the Company.

     2. An Amendment to Article 1 of the Company's Articles of Incorporation to change the name of the corporation to Americhip Technologies Group, Inc.

     Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposals. The Board of Directors has fixed the close of business on January 28, 2003, as the record date (the "Record Date") for the detemination of the stockholders entitled to vote on the corporate actions for which consent and approval is being solicited.

     The Board of Directors has fixed the close of business on February 28, 2003 as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common stock to effect the action on the proposals for which action is being sought. Shares can be voted only if the holder completes, signs and returns the Consent/Proxy form concerning the proposals for which consent and approval is being solicited by the Board of Directors of the Company.

     The officers and directors of the Company cordially invite you to vote in connection with the corporate action upon which consent and approval is being solicited. To insure your participation, you are urged to mark, date, sign and return the enclosed Consent/Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

YOU MAY REVOKE YOUR CONSENT/PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENTS/PROXIES BECOMES EFFECTIVE.

By Order of the Board of Directors,

/s/ John Taylor

John Taylor, President
February 8, 2003

                                   IMPORTANT

SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED CONSENT/PROXY TO THE COMPANY PRIOR TO FEBRUARY 28, 2003. A POSTAGE PAID ENVELOPE IS PROVIDED FOR MAILING.

                                CONSENT STATEMENT


     This Consent Statement and the accompanying consent/proxy card are furnished to the holders of the Common Stock by the Board of Directors ("Board") of the Company in connection with the solicitation of written consents from shareholders of the Company to take action as specified herein without the necessity of holding a Special Meeting of the Shareholders, as permitted by Nevada law.

     The Board of the Company is asking holders of common stock in the Company to written consent and approve with respect to the following proposals ("Proposals"):

     1. An Amendment to Article 3 of the Company's Articles of Incorporation, as amended, to authorize a class of 50 million shares, $.001 par value, of preferred stock whose rights, preferences and limitations shall be established by resolution of the Board of Directors of the Company.

     2. An Amendment to Article 1 of the Company's Articles of Incorporation to change the name of the corporation to Americhip Technologies Group, Inc.

     This Consent Statement, together with the Notice of Consent Requested from Shareholders Without Special Meeting and the accompanying Consent/Proxy card, is first mailed to Company shareholders on or about February 10, 2003.

                         GENERAL INFORMATION CONCERNING
                     SOLICITATION OF CONSENTS AND PROCEDURES

The Consent Procedure

     Section 320 of Nevada's General Corporation Law states that, unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that portion of written consents is required. It is further stated that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. The Company has no provision in its articles of incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein. Also, the Company's Bylaws, as amended, specifically authorize the taking of action upon written consent of shareholders owning at least a majority of the voting power without a meeting as set forth herein.

     In the case of this solicitation of consents, written unrevoked Consents/Proxies from holders of record of a majority of the issued and outstanding shares of common stock as of the record date must be delivered to the Company to effect the action as to which shareholder consent and approval is being sought hereunder. The deadline for the delivery to the Company of written Consents/Proxies is February 28, 2003.

Record Date.

     Only Company shareholders of record as of the close of business on January 28, 2003 ("Record Date") are entitled tender and submit to the Company a written consents/proxies whereby they vote on the Proposals described herein. As of the Record Date, there were issued and outstanding 20,020,000 shares of Common Stock. Each holder of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each Proposal for which consent and approval is being sought by the Board of the Company.

Solicitation of Consents.

     Solicitation of consents by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation, In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written consents/proxies to approve and consent to the corporate actions described herein will be borne by the Company.

Effectiveness and Revocation of Consents.

     The corporate actions proposed herein will be adopted when properly completed, unrevoked Consents/Proxies are signed by the holders of record of Company shareholders having a majority of the voting power of the outstanding shares of Common Stock and submitted to the Company; provided, however, that all Consent/Proxies will expire, unless delivered and present to the Company, on March 1, 2003. Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of Common Stock, the failure to execute a Consent/Proxy has the same effect as the withholding of consent for any proposal.

     The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Consent/Proxy form to the Company at the following address:

               Southborrough Ventures, Inc.
               1250 Saturna Drive
               Parksville, British Columbia  V9P 2T5
                   Attn.:  John Taylor

     Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against a Proposal. Broker non-votes will not be counted for purposes of determining the number of votes cast.

     If a Consent/Proxy card is properly signed and returned to the Company on or before February 28, 2003, unless properly revoked, the shares represented by that Consen/tProxy card will be voted in accordance with the instructions specified thereon. If a Consent/Proxy card is properly signed and returned to the Company on or prior to February 28, 2003 without voting instructions, it will be voted "FOR" the Proposals.

     An executed Consent/Proxy form may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Secretary of the Company a written revocation before the time that the action authorized by the executed Consent/Proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent/Proxy previously given is no longer effective. The delivery of a subsequently dated Consent/Proxy form which is properly marked, dated, signed and delivered to th Company will constitute a revocation of any earlier Consent/Proxy.


                                  PROPOSAL 1

                AMENDMENT TO THE COMPANY'S ARTICLES TO AUTHORIZE
                          SHARES OF PREFERRED STOCK

     The Articles provide that the Company is currently authorized to issue only a single class of stock, consisting of 100,000,000 shares of Common Stock. No shares of preferred stock are currently authorized. On January 28, 2003, the Board unanimously approved an amendment to the Articles, subject to shareholder approval, to authorize the Company to issue preferred stock, consisting of 50,000,000 shares whose rights, preferences, privileges and other restrictions and qualifications as established by resolution of the Board prior to the time of  issuance.

     The text of the proposed amendment to Article 3 of our Articles of Incorporation is as follows:

     "3. SHARES: The corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of stock which the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000), of which One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of $.001 per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, each having a par value of $.001 per share. The Preferred Stock shall be issued in such series with such designations, preferences, voting rights, privileges, and such other restrictions and qualifications as the Board of Directors may by resolution establish in accordance with NRS Sec.Sec. 78.195 and 78.1955, or their successors."

Purpose and Effect of Creating a Class of Preferred Stock.

     The Board believes that it is advisable to create a class of preferred stock which the Company has available to provide us with the flexibility to use the Company's capital stock for business and financial purposes in the future. These preferred shares may be used for various purposes including, without limitation, raising additional capital through the sale of preferred stock, acquire another company or business or assets in exchange for shares of preferred stock; establish strategic relationships with corporate partners who are compensated with shares of preferred stock; provide equity incentives to employees, officers or directors or; pursue other matters as it deems appropriate. If the creation of a class of preferred stock is approved by the Company's shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any shares of preferred stock, except as may be required by applicable law, applicable stock exchange requirements or the terms of any series of outstanding shares of preferred stock, and the terms of such preferred stock will have the rights and preferences determined by the Board.

Potential Effect of Authorizing Preferred Stock on Holders of Common Stock.

     The holders of Common Stock do not have any preemptive or similar rights to purchase any shares of preferred stock. Although the creation of a class of preferred stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of Common Stock, the issuance of shares of one or more series of preferred stock could, depending on the nature of the rights and preferences granted by the Board to the newly issued series of preferred stock affect the holders of Common Stock in a number of respects, including the following:

     - By diluting the voting power of holders of Common Stock, to the extent that a new series of preferred stock has voting rights;

     - By reducing the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on shares of a new series of preferred stock;

     -     By  restricting  the  payment  of  dividends  on  Common  Stock;

     - By decreasing the market price of the Common Stock, to the extent that a new series of preferred stock provides for the conversion of such preferred stock into Common Stock at prices that could be below the fair market value of the Common Stock (either initially or following implementation of anti-dilution or other adjustment provisions);

     - By reducing the amount otherwise available for payment upon liquidation of the Company to holders of Common Stock, to the extent any liquidation preference on a new series of preferred stock; and

     - By diluting the earnings per share and book value per share on outstanding shares of Common Stock and preferred stock.

     In addition, although the authorization of preferred shares is not motivated by takeover concerns and is not considered or intended by the Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by merger, tender offer, proxy contest or other means. For example, the Board could issue shares of preferred stock defensively upon favorable terms in response to a takeover attempt. Such issuance could deter the types of transactions which may be proposed or could discourage or limit the participation of Common stock in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of shareholders, and could enhance the ability of officer and directors to retain their position. The Board has no present intention to use the preferred stock in order to impede a takeover attempt.

Proposed Transaction with Americhip Ventures, Inc.

     Overview. Except as noted with respect to the proposed transaction with the shareholders of Americhip Ventures, Inc. as described herein, the Company has no agreement, arrangement or intention to issue any shares of preferred stock. No approval is currently being sought, nor will approval be sought in the future, from the shareholders of the Company with respect to the issuance of preferred stock if the proposed transaction is completed.

     Letter of Intent. On January 15, 2003, the Company executed a letter of intent to acquire all of the issued and outstanding shares of Americhip Ventures, Inc., a private, development stage company based in Detroit, Michigan. The letter of intent is non-binding except for provisions pertaining to confidentiality, limited exclusivity, public statements, no finder's fees and party expenses. It is contemplated that the letter of intent will be replaced with a definite and binding Agreement and Plan of Reorganization sometime in February, 2003 with an anticipated deadline to complete the transaction on or before February 28, 2003.

     Under the terms of the letter of intent, a tax-free share exchange will occur whereby all currently existing shares of Americhip Ventures, Inc.'s common stock would be exchanged for 22,500,000 shares of a newly authorized and created Series 2003A convertible preferred stock in the Company. Upon completion of the transaction, Americhip Ventures, Inc. will become a wholly owned subsidiary of the Company.

     Information concerning Americhip Ventures, Inc. Americhip Ventures, Inc. ("AVI"), a privately owned corporation, was formed in early January, 2003 as a Michigan corporation. AVI owns at least 80% of the issued and outstanding common stock of Americhip, Inc. and has been licensed by Americhip, Inc. to use its patented Laser Assisted Chip Control process. Both AVI and Americhip are private, development stage companies whose businesses have produced no revenues to date.

     Americhip's patented process seeks to solve the creation and subsequent handling of long stringy metal "chips" which have been a long-standing problem in the machining industry. The chips created by a cutting tool in shaving a piece of metal to specific standards form long winding shards that wrap around cutting tools or the machine which can degrade the operation or cause damage, thereby halting production for chip removal. Use of chip breaking grooves on machined parts has resulted in heat retention problems which necessitates use of coolants which are expensive, messy and may present a workplace hazard. In the Americhip process, a laser cut groove is created so that chips are kept small avoiding the stringy characteristic and no coolant is required. Thus, substantial benefits can occur in the form of reduced down time, reduction in time and labor associated with computerized machining centers and associated cost savings.


     While a number of potential industries can benefit from the patented process, AVI will initially concentrate its use of the licensed Laser Assisted Chip Control process in the automotive industry because of research and development conducted with facilities producing axles and transmission parts, which trials have produced cost savings of at least 50% during production. Americhip has been granted concept approval by a large Tier One auto maker and is in "implementation ready stage" to supply major auto manufacturers. Prior to securing a purchase order, AVI must first conduct trials on specified parts in order to submit an accurate price quote for a specified quantity of parts to be produced. AVI has successfully conducted trials on stem-pinions (a drive shaft component) and has provided a price quote for a specified production run. No orders have been received and substantial expenditures will be incurred in establishing plants and purchasing the laser machines. The Company will have to raise substantial funds through the sale of additional shares or other financing before the patented Americhip process can be used or revenues generated.

     Description of Proposed Series 2003A Convertible Preferred Stock. The Board has not yet finalized all the right, preferences and limitations of the 2003A Convertible Preferred Stock. However, subject to further changes adopted by the Board, it is anticipated that the Series 2003A Convertible Preferred Stock will have the following preferences, rights and limitations:

          (a) Priority. The preferred stock shall a priority ranking superior to common stock of the Company upon dissolution, liquidation and winding up of the Company.

          (b) Dividends. Holders of preferred stock shall participate on an as-converted basis in any dividends payable with respect to the Company's common stock. Otherwise, the preferred stock shall not be entitled to any dividends.

          (c) Voting. The holders of preferred stock shall be entitled to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of the Common Stock of the Company.
     Each share of preferred stock shall be entitled to four (4) votes, i.e., one vote for the shares of preferred stock and three (3) votes for the number of shares of common stock into which such preferred stock is convertible.

          (d)  Conversion.  Each  three  shares  of  Series  2003A  Convertible
     Preferred  stock  shall  be  convertible  into  the  following:

               (i)  Nine  (9)  shares  of  the  Company's  common  stock;

              (ii) One (1) share of Company $0.001 par value non-voting preferred stock which shall be redeemed at $1.00 per share at the rate of $0.25 per year; and

             (iii) Three (3) shares of Company's Special Non-Participating, Non-Redeemable Preference Shares, with $0.001 par value, each entitled to one vote

          (e) Redemption. The Company is not granted any right to redeem the preferred stock upon any pre-established terms and conditions. Also, the holder of the preferred stock is not granted any right to demand that the Company redeem the preferred stock.

     The final preferences, rights and limitations associated with the issuance of the Series 2003A Convertible Preferred Stock shall be determined by the Board. Accordingly, the description of the Series 2003A Convertible Preferred Stock may not accurately reflect the final determination at time of issuance assuming completion of the proposed AVI transaction.

     Potential Risk Factors. BY VOTING IN FAVOR OF CREATING A CLASS OF PREFERRED STOCK, SHAREHOLDERS WILL BE ALLOWING THE BOARD OF DIRECTORS TO ESTABLISH THE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY SERIES OF PREFERRED STOCK INCLUDING THE SERIES 2003A CONVERTIBLE PREFERRED STOCK NECESSARY TO CLOSE ON ANY FUTURE, BINDING TRANSACTION INVOLVING AMERICHIP VENTURES, INC. THUS, IN CONSIDERING
WHETHER TO APPROVE THE CREATION OF THE CLASS OF PREFERRED STOCK, YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS DESCRIBED IN THIS SECTION, IF ANY OF THE FOLLOWING RISK FACTORS ACTUALLY OCCUR, THE EXPANDED BUSINESS, FINANCIAL CONDITIONS AND RESULTS OF OPERATION OF THE COMPANY MAY BE MATERIALLY AFFECTED.

There can be no assurances that the Company will be successful in its use of the Americhip patented Laser Assisted Chip Control Process.

     If the proposed AVI transaction is completed, the Company will be faced with a series of risks related to the implementation and use of the patented Laser Assisted Chip Control process including, without limitation, the following:

     - The Company must integrate and successfully operate the patented laser process within other entities facilities and manufacturing plants. This process requires substantial investment of time and resources and can involve difficulties, which could have a material adverse effect on the Company's business, financial condition, cash flows and results of operation.

     - The AVI business model projects significant growth in the automobile market for the patented laser technology. The Company does not have experience in increasing market share in the subject market and there is no certainty that the Company will be able to capture a sufficient market share for it to achieved its financial success.

     - The Company's ability to continue as a going concern is dependent upon the success of its business of using the Americhip patented process and its ability to attract and obtain adequate capital upon favorable terms to finance its operations.

     - The Company must undertake efforts to safeguard and maintain its rights to the Americhip patented process . In this regard, the Company must take steps to deter infringement, misuse, misappropriation and prevent an unauthorized third party from copying or otherwise obtaining and using the patented process. Litigation may also become necessary to defend or enforce the patented process. Any of such events could have a material adverse effect on the Company's business, operating results and financial condition.

     - The Americhip patented process is dependent upon key personnel who developed and understand the technology. The loss of services of those key technology personnel could have an adverse effect on the business, operating results and financial condition of the Company.

There can be no assurances that the Company will satisfy its future capital and financing needs.


     If we complete the transaction with the AVI shareholders, we will have an immediate need to seek additional financing for capital expenditures and to meet general working capital requirements. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then shareholders of the Company will be reduced. There can be no assurances that additional financing will be available on terms acceptable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's business, operating results and financial condition may be adversely affected.

Effect of change in control on existing Company shareholders.

     If the proposed AVI transaction is completed, the Board will authorize, subject to shareholder approval, the issuance of 22,500,000 shares of Series 2003A Convertible Preferred Stock which would have four (4) votes per share at any meeting of Company shareholders. Accordingly, the AVI shareholders will have approximately 82% of the outstanding voting rights and would therefore have the ability to elect all directors of the Company and effectively control the Company.

There are no assurances that an active trading market will exist.

     The Company's common stock is listed on the OTC Bulletin Board under the symbol "SBBV." However, there is no active trading in the Company's stock. There can be assurances that an active trading market in the Company's common stock will exist at any particular future time.

     Forward-Looking Statement. This Proxy Statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among the matters discussed in this Report which are forward-looking statements include statements relating to the Company's ability to complete the transactions contemplated by the letter of intent with Americhip Ventures, Inc, the nature of Americhip's proprietary technology and patented process, and the future efforts required to use the patented process and the extent to which revenues will be generated, all of which are subject to various risks, uncertainties and other factors that could cause actual results to vary materially from the results anticipated in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that we are unable to agree on the terms of the definitive agreements governing the transaction, our inability to close the transaction contemplated, the inability to predict the success of the our combined companies, and other risks detailed from time to time in our filings with the Securities and Exchange Commission.

Implementing the Authority to Issue Preferred Stock.

     If approved by the Company's shareholders at the Meeting, the creation of a class of preferred stock will become effective upon the filing of an Amendment to the Articles of Incorporation with the Secretary of State, State of Nevada. Although the Board intends to file such an amendment as soon as practicable following the date of the Meeting, if, in the judgment of the Board, any circumstances exist which would make such filing inadvisable, then, in accordance with Nevada laws and notwithstanding the approval by the Company's shareholders, the Board may abandon such amendment, either before or after approval and authorization thereof by the shareholders, at any time prior to the effectiveness of the filing of the amendment.

No Appraisal Rights.

     Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to authorizing a class of preferred stock which may be issued by the Company.

Required Vote.

     The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION CREATING A CLASS OF PREFERRED STOCK WITH RIGHTS, PREFERENCES AND LIMITATIONS TO BE ESTABLISHED BY RESOLUTION OF THE BOARD OF DIRECTORS.

                                  PROPOSAL 2

AMENDMENT TO THE COMPANY'S ARTICLES TO CHANGE OUR CORPORATE NAME

     The Board of Directors has approved, and is recommending to shareholders for their consent and approval, an amendment to Article I of our Articles of Incorporation, as amended, to change our corporate name to Americhip Technologies Group, Inc. Our Board of Directors believes that the proposed name change is in its best interests as well as that of our shareholders as we change our focus from a mineral exploration and development to a manufacturing concern using the patented Laser Assisted Chip Control process which we will have rights to use if the proposed transaction with shareholders of Americhip Ventures, Inc. is completed. The full text of the proposed amendment to the Articles of Incorporation is set forth below.

     If the shareholders approve this Proposal, Article I of our Articles of Incorporation will be amended to read in its entirety as follows:

     "1. NAME OF CORPORATION: The name of the corporation is Americhip Technologies Group, Inc."

Implementing the Authority to Change Our Name.

     If approved by the Company's shareholders, the change in our name will become effective upon the filing of an Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file such an amendment as soon as practicable following the completion of the transaction with shareholders of Americhip Ventures, Inc. However, if the proposed transaction is not completed or if other circumstances exist which would make such filing inadvisable, then, in accordance with Nevada laws and notwithstanding the approval by the Company's shareholders, the Board may abandon such amendment, either before or after approval and authorization thereof by the shareholders, at any time prior to the effectiveness of the filing of the amendment.

No Appraisal Rights.

     Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to a change in the name of our company.

Required Vote.

     The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING OUR CORPORATE NAME.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth, as of January 28, 2003, the number and percentage of outstanding shares of Common Stock beneficially owned by (a) each person known by the Company to beneficially own more than 5% of such stock, (b) each director of the Company, (c) each of the executive officers of the Company required to be disclosed pursuant to Item 403(b) of Regulation SB, and (d) all directors and officers of the Company as a group. Except as otherwise indicated, and subject to community property laws, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned.

Name and Address of                       Shares Beneficially Owned
Beneficial Owner                          Number         Percentage
------------------                    -------------     --------------

John Taylor                              6,000,000           30%
1250 Satrrna Drive
Parksville, British Columbia,
Canada

Marshall Bertram                         2,000,000           10%
15652 Aster Road
Surrey, British Columbia,
Canada

All Executive Officers and               6,000,000           30%
Directors as a group (2 persons)



                               OTHER  INFORMATION

     In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact John Taylor, Southborrough Ventures, Inc., 1250 Saturna Drive, Parkville, British Columbia V9P 2T5, phone number: (250) 954-0791.


                                   By Order of the Board of Directors

                                   /s/ John Taylor

                                   John Taylor, Director

Parkville, British Columbia
February 8, 2003

                                   CONSENT/PROXY


             Consent  by  Stockholders  of  SOUTHBORROUGH  VENTURES,  INC.
             -------------------------------------------------------------
                           to  Action  without  a  Meeting
                           --------------------------------


     THE UNDERSIGNED, a stockholder of record of Southborrough Ventures, Inc. (the "Company"), a Nevada corporation, and in accordance with NRS Sec.78.320, hereby consents with respect to all shares of common stock of the Company held by the undersigned, to each of the following corporate actions without a meeting, without prior notice and without a vote:



     1.     Approval of Amendment to Articles of Incorporation Creating Class of
            --------------------------------------------------------------------
Preferred  Stock.
-----------------

     RESOLVED that an Amendment to Article 3 of the Articles of Incorporation of the Company, as amended, be and is hereby approved to authorize a class of 50 million shares, $.001 par value, of preferred stock whose rights, preferences and limitations shall be established by a resolution of the Board of Directors of the Company.

     ____ CONSENT          ____ CONSENT WITHHELD         ____ ABSTAIN

     If no box is marked above with respect to Resolution 1, the undersigned will be deemed to consent to such Resolution.


     2.     Approval of Amendment to Articles of Incorporation to Change Name of
            --------------------------------------------------------------------
Corporation.
------------

     RESOLVED that an Amendment to Article 1 of the Articles of Incorporation of the Company, as amended, be and is hereby approved to change the name of the corporation to Americhip Technologies Group, Inc.

     ____ CONSENT          ____ CONSENT WITHHELD         ____ ABSTAIN

     If no box is marked above with respect to Resolution 1, the undersigned will be deemed to consent to such Resolution.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     The invalidity, illegality or unenforceability of any particular provision of this Consent/Proxy shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

PLEASE  SIGN,  DATE  AND  RETURN THIS CONSENT/PROXY PROMPTLY, USING THE ENCLOSED
--------------------------------------------------------------------------------
ENVELOPE.
---------

Please sign exactly as name appears hereon. Joint owners each should sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

     THE FOREGOING CONSENT/PROXY IS EXECUTED on this _____ day of _______ _____________, 2003.



                                     -------------------------------------
                                     Signature of Shareholder



                                     -------------------------------------
                                     Signature of Shareholder


                                       2